Summary Prospectus January 1, 2023 (as supplemented October 23, 2023)
American Century® Focused Dynamic Growth ETF
Ticker: FDG	Exchange: NYSE Arca, Inc.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund online at americancentury.com/etfdocs. You can also get this information at no cost by calling 833-ACI-ETFS or sending an email request to prospectus@americancentury.com. The fund’s prospectus and other information are also available from financial intermediaries through which shares of the fund may be purchased or sold.
This ETF is different from traditional ETFs.
Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:
• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.
•The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.
•These additional risks may be even greater in bad or uncertain market conditions.
•The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.
The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance.
For additional information regarding the unique attributes and risks of the ETF, see Proxy Portfolio Risk, Premium/Discount Risk, Trading Issues Risk and AP Concentration Risk in the Principal Risks section and The Proxy Portfolio section of the prospectus below.

This summary prospectus incorporates by reference the fund’s prospectus and statement of additional information (SAI) each dated January 1, 2023 (as supplemented at the time you receive this summary prospectus), as well as the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s annual report to shareholders, dated August 31, 2022. The fund’s SAI and annual report may be obtained, free of charge, in the same manner as the prospectus.

Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$46	$145	$252	$567
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 42% of the average value of its portfolio.
Principal Investment Strategies
The portfolio managers look for liquid stocks of early and rapid stage growth companies they believe will increase in value over time. The portfolio managers make their investment decisions based primarily on their fundamental analysis of individual companies, rather than on broad economic forecasts. Management of the fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The fund will invest primarily in securities of large cap companies, but may invest in companies of any market capitalization. The fund normally invests in a relatively limited number of companies, generally 30 to 45 securities, but may incorporate more securities to account for liquidity constraints.
The fund will invest principally in U.S. exchange-listed common stocks and American Depositary Receipts (ADRs). The fund uses ADRs to obtain exposure to foreign securities. ADRs are issued by a U.S. financial institution (depositary) and evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. The fund may only invest in exchange-traded ADRs that are registered with the Securities and Exchange Commission and trade on a U.S. exchange contemporaneously with the fund’s shares.
The portfolio managers use a variety of analytical research tools and techniques to help them make decisions about buying or holding stocks of companies that meet their investment criteria and selling the stocks of companies that do not. In addition to fundamental financial metrics, the portfolio managers may also consider environmental, social, and/or governance (ESG) data. However, the portfolio managers may not consider ESG data with respect to every investment decision and, even when such data is considered, they may conclude that other attributes of an investment outweigh ESG considerations when making decisions for the fund. Under normal market conditions, the portfolio managers seek securities of companies whose earnings or revenues are not only growing, but growing at an accelerated pace. This includes companies whose growth rates are expected to accelerate relative to factors including recent trends, market expectations, peers and historical data. Among other variables, the portfolio managers will consider the fund’s growth and momentum profile relative to the benchmark, the Russell 1000 Growth Index. These techniques help the portfolio managers buy or hold the stocks of companies they believe have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria. The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
The fund is an actively managed, nontransparent exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. In lieu of publishing its portfolio contents (Actual Portfolio) daily, the fund publishes a proxy portfolio (Proxy Portfolio) each day and on its website. There is no minimum overlap required between the Actual Portfolio and the Proxy Portfolio.
Principal Risks
•Proxy Portfolio Risk — The goal of the Proxy Portfolio is, during all market conditions, to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day.
◦The Proxy Portfolio methodology is novel and not yet proven as an effective arbitrage mechanism. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the fund’s factor model analysis creating a proxy portfolio that performs in a manner substantially identical to the performance of the fund’s actual portfolio. While the Proxy Portfolio may include some of the fund’s holdings, it is not the fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the fund may cost investors more to trade than shares of a traditional ETF.
◦Each day the fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio (Proxy Overlap) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (Tracking Error). If the Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.
◦The fund’s Board of Trustees monitors its Tracking Error and bid/spread. If deviations become too large, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.
◦Although the fund seeks to benefit from keeping its portfolio information secret, market participants may attempt to use the Proxy Portfolio to identify a fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the fund and its shareholders.
•Premium/Discount Risk — Publication of the Proxy Portfolio is not the same level of transparency as the publication of the full portfolio by a fully transparent active ETF. Although the Proxy Portfolio is intended to provide investors with enough information to allow for an effective arbitrage mechanism that will keep the market price of the fund at or close to the underlying net asset value (NAV) per share of the fund, there is a risk (which may increase during periods of market disruption or volatility) that market prices will vary significantly from the underlying NAV of the fund. This means the price paid to buy shares on an exchange may not match the value of the fund’s portfolio. The same is true when shares are sold.
•Trading Issues Risk — If securities representing 10% or more of the fund’s Actual Portfolio do not have readily available market quotations, the fund will promptly request that the Exchange halt trading in the fund’s shares. Trading halts may have a greater impact on this fund compared to other ETFs due to the fund’s nontransparent structure. If the trading of a security held in the fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Advisor believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the fund, the Advisor promptly will disclose on the fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally. The fact that the fund is offering a novel and unique structure may affect the number of entities willing to act as Authorized Participants. During times of market stress, Authorized Participants may be more likely to step away from this type of ETF than a traditional ETF.
•Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•Focused Portfolio Risk — Investing in a limited number of companies carries more risk because changes in the value of a single company may have a more significant effect, either negative or positive on the fund’s value.
•Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•ESG Integration Risk — When the portfolio managers consider ESG data in addition to fundamental financial metrics to help them make an investment decision for the fund, the fund may perform differently than funds for which ESG data is not considered. Additionally, despite their consideration of ESG data, the portfolio managers may nonetheless invest in companies with weak, or exclude companies with strong, ESG characteristics if they conclude that other attributes of an investment outweigh ESG considerations. ESG data used by the portfolio managers often lacks standardization, consistency, and transparency, and for certain companies such data may not be available, complete, or accurate.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Public Health Emergency Risk — A pandemic, caused by the infectious respiratory illness COVID-19, has caused market disruption and other economic impacts. Markets have experienced volatility, reduced liquidity, and increased trading costs. The pandemic may continue to impact the fund and its underlying investments and could cause increased premiums or discounts to the fund’s NAV.
•Depositary Receipts Risk — Investment in depositary receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of depositary receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.
•Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. Premiums and discounts may be larger for this fund than other ETFs because of its unique structure and lack of transparency. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
For at least the first three years after launch of the fund, the Board of Trustees (board) will promptly meet if, for 30 or more days in any quarter or 15 days in a row, the absolute difference between either the market closing price or the bid/ask price, on one hand, and NAV, on the other, exceeds 1.00% or the bid/ask spread exceeds 1.00%. In such a circumstance, the board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, action would be appropriate to among other things, narrow the premium/discount or spread, as applicable. The board will then decide whether to take any such action. Potential actions may include, but are not limited to, changing lead market makers, listing the fund on a different exchange, changing the size of Creation Units, changing the fund’s investment objective or strategy, and liquidating the fund.
•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term. The fund’s nontransparent structure may exacerbate this risk, particularly in volatile markets.
•Large-Cap Stock Risk — Larger companies are sometimes unable to attain the high growth rates of smaller companies, especially during extended periods of economic expansion.
•High Portfolio Turnover Risk — The fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover may result in increased transaction costs to the fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities.
•Large Shareholder Risk — Certain shareholders, including other funds advised by the adviser, may from time to time own a substantial amount of the shares of the fund. In addition, a third party investor, the adviser or an affiliate of the adviser, an Authorized Participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment or that the size of the fund would be maintained at such levels. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Listing Exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancenturyetfs.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (2Q 2021): 9.80% Lowest Performance Quarter (1Q 2021): -1.38%
As of September 30, 2022, the most recent calendar quarter end, the fund’s year-to-date return was -34.98%.

Average Annual Total Returns For the calendar year ended December 31, 2021	1 year	Since Inception	Inception Date
American Century Focused Dynamic Growth ETF Shares
Return Before Taxes	8.68%	49.34%	03/31/2020
Return After Taxes on Distributions	8.68%	49.33%	03/31/2020
Return After Taxes on Distributions and Sale of Fund Shares	5.14%	38.82%	03/31/2020
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	50.89%	03/31/2020
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.
Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Keith Lee, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2020.
Michael Li, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020.
Henry He, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2020.
Rene P. Casis, Vice President and ETF Portfolio Manager, has been a member of the team that manages the fund since 2020.

Purchase and Sale of Fund Shares
The fund is a nontransparent active ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancenturyetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

©2023 American Century Proprietary Holdings, Inc. All rights reserved.
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